Restricted cash	12 Months Ended
Dec. 31, 2021
Restricted Cash [Abstract]
Restricted cash
6	Restricted cash

As of December 31, 2020, except for an amount of US$506 in relation to escrow amount deposited for a business acquisition (Note 4(d)), the Company’s remaining restricted cash of US$41,639 represented bank balances held in restricted bank accounts pursuant to certain bank borrowings (Note 17). As of December 31, 2021, all the restricted cash represented bank balances held in restricted bank accounts pursuant to certain bank borrowings (Note 17).

Restricted cash carried fixed interest at a weighted average rate of 0.33% (2020: 0.57%) per annum, out of which US$26,111 (2020: US$41,613), US$nil (2020: US$26) and US$10,035 (2020: US$nil) are denominated in US$, HK$ and RMB, respectively.